UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2007
JAFRA WORLDWIDE HOLDINGS
(LUX) S.àR.L
(Exact Name of Registrant as Specified in its Charter)

Luxembourg (State or Other Jurisdiction of Incorporation)	333-106666 (Commission File Number)	98-0399297 (I.R.S. Employer Identification No.)
370 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of Principal Executive Offices)
(Zip Code)
(352) 226027
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On February 15, 2007, Eugenio Lopez Barrios, Chief Executive Officer (“CEO”) of both Jafra Worldwide Holdings (Lux) S.áR.L. (the “Issuer”) and Jafra Cosmetics International, Inc. (the “Company”), announced that he would be voluntarily resigning his positions as CEO of the Issuer and the Company and will cease all employment with Issuer, the Company and all of its subsidiaries effective April 30, 2007. The Issuer and the Company have not yet determined who will succeed Mr. Barrios as CEO of the Issuer and the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 15, 2007

JAFRA WORLDWIDE HOLDINGS (LUX) S.ÀR.L.
By:	/s/ Enrique Marco
Enrique Marco
Chief Financial Officer